RETIREMENT AGREEMENT

                  This Retirement Agreement (this "Agreement") by and between Schering-Plough Corporation, a New Jersey corporation (the "Company") and Richard Jay Kogan (the "Executive"), is dated as of November 13, 2002.

                  WHEREAS, the Executive has been employed by the Company as its Chief Executive Officer pursuant to an Employment Agreement between the Company and the Executive dated as of September 26, 1989, as amended as of June 28, 1994, further amended as of March 1, 1995, further amended as of October 24, 1995, further amended as of February 25, 1998, further amended as of November 1, 1998, and further amended as of May 15, 2002 (as so amended, the "Employment Agreement");

                  WHEREAS, the Company and the Executive have mutually agreed that the Executive will cease to serve as Chairman of the Company's Board of Directors (the "Board") as of the date hereof, which constitutes "Good Reason" under the Employment Agreement; and

                  WHEREAS, the Company and the Executive have mutually agreed that the Executive will hereafter retire from his employment, and they wish to set forth their mutual agreement as to the terms and conditions of such retirement;

                  NOW, THEREFORE, the Company and the Executive hereby agree as follows:

                  1. Retirement. Effective as of the date hereof, the Executive
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hereby resigns from his position as the Chairman of the Board. In addition, effective as of the first to occur of (a) the Company's next annual meeting of shareholders and (b) the Company's appointment of a successor to the Executive (the date on which such earlier event occurs, the "Retirement Date"), the Executive shall retire from his employment with the Company, from his position as a member of the Board, and from all other positions the Executive may then hold as an officer or member of the board of directors of any of the Company's subsidiaries or affiliates.

                  2. Severance Payments and Benefits. (a) On or as soon as
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practicable after the Retirement Date, and in any event not later than 30 days thereafter, if the Executive has executed a release in the form of Section 9 hereof with respect to claims arising out of acts or omissions occurring on or before the Retirement Date (the "Retirement Release"), the Company shall pay to the Executive the following amounts provided for under Section 5(a)(i) of the Employment Agreement: (i) the pro-rata amount based on the Highest Annual Bonus described in clause (A)(2) of said Section 5(a)(i), calculated as if the Date of Termination were the date hereof; (ii) the other Accrued Obligations provided for under clause (A) of said Section 5(a)(i), calculated as set forth therein;
(iii) the Severance Amount, calculated as set forth in clause (B) of said
Section 5(a)(i); and (iv) the lump-sum supplemental retirement benefit described in clause (C) of said Section 5(a)(i), but with the amount described in subclause (1) thereof calculated as if the Date of Termination were the date hereof. In addition, the Company shall pay to the Executive, in accordance with
Section 3(f) of the Employment Agreement, the amount of any expenses that he has incurred before the Retirement Date for which he is entitled to be reimbursed pursuant to said Section 3(f).


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                  (b) The Company shall pay the Executive the SRP benefit
provided for in Section 3(j) of the Employment Agreement, with the amount and time of payment of such benefit being determined in accordance with said Section 3(j), except that (i) the amount of such benefit (before reduction by the Executive's actual benefits under the Company's qualified retirement plan and benefits equalization plan applicable to him and the Company's Supplemental Executive Retirement Plan) shall be computed as if the Executive had retired at age 62 on the date hereof, and (ii) except to the extent provided in clause (i) of this sentence, the Executive shall be treated as having retired at age 62 on the Retirement Date if he has not yet attained age 62 as of the Retirement Date.

                  (c) If the Executive has executed the Retirement Release, the Company shall also (i) provide to the Executive and/or the Executive's family the medical and other welfare benefits described in Section 5(a)(ii) of the Employment Agreement for the period from the Retirement Date through the third anniversary thereof; PROVIDED, that if the Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the foregoing medical and other welfare benefits shall be secondary to those provided under such other plan during such applicable period of eligibility; and (ii) for purposes of determining eligibility of the Executive for benefits pursuant to the Company's retiree medical and other retiree welfare plans, programs, practices and policies, treat the Executive as having remained employed until the third anniversary of the Retirement Date and to have retired on the date of such third anniversary. In addition, the Executive shall receive any other benefits to which he is entitled under the Company's employee benefit plans in which he participates, in accordance with the terms and conditions of the applicable plans. It is acknowledged and agreed that all of the Executive's deferred compensation under the Company's Deferred Compensation Plan will be paid to him as part of the Accrued Obligations, as provided for in Section 2(a) above, and that as a result, he will not be entitled to any other payments or benefits pursuant to that plan from and after the Retirement Date.

                  (d) The Company shall provide the following to the Executive from and after the Retirement Date for the remainder of his lifetime: (i) subject to the next two sentences, an office at a location not on the premises of the Company but within 35 miles of Kenilworth, New Jersey, and secretarial assistance, in each case reasonably comparable to those received by senior executives of the Company; (ii) an automobile and driver for security purposes and continued provision of security alarm systems in his residences; (iii) financial planning services on terms and conditions reasonably comparable to those provided to senior executives of the Company; and (iv) limited use of Company-owned aircraft, subject to reasonable availability of such aircraft. The specific office to be provided to the Executive pursuant to the preceding sentence shall be as mutually agreed by the Executive and the Chairman of the Board. If such agreement has not been reached before the Retirement Date, then until such time as the Chairman of the Board and the Executive have so agreed, the Executive shall be provided with an appropriate office in the Company's headquarters building; PROVIDED, that the Executive shall make all reasonable efforts to locate an off-premises office as promptly after the date hereof as is reasonably practicable. In addition, for one year following the Retirement Date, the Company shall continue to provide the Executive with a security person consistent with the security person provided to him as of the date hereof.

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                  (e) The Company shall pay all legal fees and expenses which the Executive reasonably incurs in connection with entering into this Agreement.

                  3. Stock Options and Other Equity Awards. As provided in
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Section 5(a)(v) of the Employment Agreement, all options and other equity awards granted to the Executive within one year before the Retirement Date shall vest as of the Retirement Date to the extent provided in said Section 5(a)(v). All of the Executive's outstanding options and other equity awards that are vested as of the Retirement Date (after taking account of the preceding sentence) shall be treated in accordance with their terms, taking into account the Executive's retirement on the Retirement Date.

                  4. Mutual Nondisparagement. (a) The Executive shall not make,
                     -----------------------
participate in the making of, or encourage any other person to make, any statements, written or oral, which criticize, disparage, or defame the goodwill or reputation of, or which are intended to embarrass or adversely affect the morale of, the Company, any of its subsidiaries or affiliates, or any of, their respective present, former or future directors, officers, executives, employees and/or shareholders. The Executive further agrees not to make any negative statements, written or oral, relating to his employment, his retirement, or any aspect of the business of the Company or any of its subsidiaries or affiliates.

                  (b) The Company shall not make, participate in the making of, or encourage any employees or any other person to make, any statements, written or oral, which criticize, disparage, or defame the reputation of, or which are intended to embarrass, the Executive. The Company further agrees not to make any negative statements, written or oral, relating to the Executive's employment or his retirement.

                  (c) Notwithstanding the foregoing, nothing in this Section 4 shall prohibit any person from making truthful statements when required by order of a court or other body having jurisdiction, or as otherwise may be required by law or legal process.

                  5. Surviving Provisions of the Employment Agreement. From the
                     ------------------------------------------------
date hereof through the Retirement Date, the following provisions of the Employment Agreement shall continue to apply: Section 3 (dealing with the Executive's compensation and benefits during his continued employment); PROVIDED, that notwithstanding the foregoing, after the date hereof, the Executive shall not be paid any bonuses (whether annual bonuses for 2002 or 2003 or otherwise) nor granted any additional stock options or other equity or long-term cash awards, nor shall he accrue any additional benefits under the SRP provided for in Section 3(j); Sections 4(a) and (b) and Sections 5(b) and (c) (dealing with termination of the Executive's employment as a result of death or Disability or for Cause); and Sections 4(d) and (e) and 5(d), to the extent applicable in connection with a termination of the Executive's employment as a result of death or Disability or for Cause. From and after the date hereof, the Executive shall remain bound by, and he hereby agrees to comply with, the provision of Section 9 of the Employment Agreement, it being understood and agreed that the noncompetition provisions of Section 9(b) of the Employment Agreement will not be applicable after the Executive's retirement. From and after the date hereof, the Company shall remain bound by, and it hereby agrees to comply with, the special liability protection provisions of Section 13 of the Employment Agreement.

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                  6. Indemnification.  This Agreement does not supersede
                     ---------------
the indemnification provisions contained in the Company's Certificate of Incorporation, and the Executive shall remain entitled to the protections of such provisions to the fullest extent permitted by applicable law.

                  7. Cooperation. The Executive agrees to cooperate with and
                     -----------
make himself reasonably available to the Company in any pending or future governmental or regulatory investigation or proceeding, subject to any privileges that the Executive may have. The Company will reimburse the Executive for all reasonable costs and expenses that he incurs in connection with any such investigation or proceeding.

                  8. Consulting. The Executive agrees to cooperate with the
                     ----------
Company in transitioning his responsibilities and in connection therewith shall provide such consulting services as may be reasonably requested by the Company over the ten weeks immediately following the Retirement Date, it being understood that such services shall not exceed fifteen hours per week. Thereafter, the Executive shall make himself available at mutually convenient times for such consulting services as may be reasonably requested by the Company.

                  9. General Release. (a) The Executive, on behalf of himself
                     ---------------
and his successors, assigns, heirs and any and all other persons claiming through the Executive, if any, and each of them, shall and does hereby forever relieve, release, and discharge the Company and its respective predecessors, successors, assigns, owners, attorneys, representatives, affiliates, parent corporations, subsidiaries (whether or not wholly-owned), divisions, partners and their officers, directors, agents, employees, servants, executors, administrators, accountants, investigators, insurers, and any and all other related individuals and entities, if any, and each of them, in any and all capacities, from any and all claims, debts, liabilities, demands, obligations, liens, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, actions and causes of action, of whatever kind or nature, including, without limitation, any statutory, civil or administrative claim, or any claim, arising out of acts or omissions occurring before the execution of this Agreement, whether known or unknown, suspected or unsuspected, fixed or contingent, apparent or concealed (collectively referred to as "claims"), including, but not limited to, any claims based on, arising out of, related to or connected with the subject matter of the Employment Agreement, this Agreement, the Executive's employment or the termination thereof, and any and all facts in any manner arising out of, related to or connected with the Executive's employment with, or termination of employment from, the Company and its subsidiaries and affiliates, including, but not limited to, any claims arising from rights under federal, state, and local laws prohibiting discrimination on the basis of race, national origin, sex, religion, age, marital status, pregnancy, handicap, ancestry, sexual orientation, or any other form of discrimination, and any common law claims of any kind, including, but not limited to, contract, tort, and property rights including, but not limited to, breach of contract, breach of the implied covenant of good faith and fair dealing, tortious interference with contract or current or prospective economic advantage, fraud, deceit, misrepresentation, defamation, wrongful termination, infliction of emotional distress, breach of fiduciary duty, and any other common law claim of any kind whatever; PROVIDED, that the foregoing shall not apply to claims for payments and benefits expressly provided for under this Agreement, nor to any rights the Executive may have with respect to vested benefits under employee benefit plans sponsored by the Company and its subsidiaries and affiliates that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

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                  10. Entire Agreement.  This Agreement sets forth the entire
                      ----------------
agreement of the Company and the Executive with respect to the subject matter hereof, and supersedes the Employment Agreement in its entirety except as specifically provided herein.

                  11. Successors.  (a)  This Agreement is personal to the
                      ----------
Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors.

                  12. Miscellaneous. (a) This Agreement shall be governed by and
                      -------------
construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended, modified, repealed, waived, extended or discharged except by an agreement in writing signed by the party against whom enforcement of such amendment, modification, repeal, waiver, extension or discharge is sought. No person, other than pursuant to a resolution of the Board or a committee thereof, shall have authority on behalf of the Company to agree to amend, modify, repeal, waive, extend or discharge any provision of this Agreement or anything in reference thereto.

                  (b) All notices and other communications hereunder shall be in writing; shall be delivered by hand delivery to the other party or mailed by registered or certified mail, return receipt requested, postage prepaid; shall be deemed delivered upon actual receipt; and shall be addressed as follows:

                           if to the Executive:

                                    Richard Jay Kogan
                                    83 Stewart Road
                                    Short Hills, New Jersey 07078

                           If to the Company:

                                    Schering-Plough Corporation
                                    2000 Galloping Hill Road
                                    Kenilworth, New Jersey 07033-0530
                                    Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

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                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first set forth above.

                                                THE EXECUTIVE:

                                                     /s/ Richard Jay Kogan
                                                --------------------------------
                                                     Richard Jay Kogan



                                                THE COMPANY:

                                                Schering-Plough Corporation,
                                                a New Jersey corporation



                                                By: /s/ Richard de J. Osborne
                                                --------------------------------
                                                        Richard de J. Osborne